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                                                                Exhibit 10.20

                                                                EXECUTION COPY



                              FORBEARANCE AGREEMENT

                  FORBEARANCE AGREEMENT (this "AGREEMENT") dated as of February 22, 2002, among AMERICAN COMMERCIAL LINES HOLDINGS LLC, a Delaware limited liability company ("HOLDINGS"), AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability company and a wholly-owned subsidiary of Holdings (the "BORROWER"), those subsidiaries of the Borrower identified as a Subsidiary Guarantor on the Subsidiary Guarantor Signature Pages attached hereto (collectively with Holdings, the "GUARANTORS" and, together with the Borrower, the "CREDIT PARTIES"), the several banks and other financial institutions identified as Lenders on the Lender Signature Pages attached hereto (the "LENDERS" and, each individually, a "LENDER"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

                                    RECITALS

                  WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 30, 1998 (as amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT");

                  WHEREAS, an Event of Default has occurred and is continuing as of the date hereof based on non-compliance by Holdings and the Borrower with Sections 6.11 and 6.12 of the Credit Agreement and as a result of an event specified in clause (f) of Article VII of the Credit Agreement (collectively, the "ACKNOWLEDGED EVENTS OF DEFAULT");

                  WHEREAS, by letter to the Borrower dated January 10, 2002, the Administrative Agent, on behalf of the Lenders, notified the Borrower of certain of the Acknowledged Events of Default and expressly reserved all rights and remedies of the Lenders under the Loan Documents;

                  WHEREAS, Holdings, the Borrower and the Required Lenders desire to implement a financial restructuring (the "FINANCIAL RESTRUCTURING") in accordance with the Term Sheet attached hereto as EXHIBIT A (the "TERM SHEET");

                  WHEREAS, in order to implement the Financial Restructuring, the Borrower intends to (a) prepare and deliver an Offering Memorandum, Solicitation of Consents and Acceptances and Disclosure Statement, to consummate the exchange of the Borrower's outstanding Senior Unsecured Notes in accordance with the Term Sheet (the "EXCHANGE OFFER"), and (b) prepare and, if necessary, file and seek approval of a disclosure statement (the "DISCLOSURE STATEMENT") and plan of reorganization (the "PLAN") consistent in all material respects with the terms set forth in this Agreement and the Term Sheet implementing the terms of the Financial Restructuring in a case
(the "CHAPTER 11 CASE") filed under the United States Bankruptcy Code,
11 U.S.C.ss.101 et seq. (the "BANKRUPTCY CODE");

                  WHEREAS, if the Exchange Offer is unsuccessful, the Borrower intends to use its best efforts to have the Disclosure Statement approved and such Plan confirmed by the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY Court") in the Chapter 11 Case as expeditiously as possible under the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure (the "BANKRUPTCY RULES");





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                  WHEREAS, Holdings and the Borrower have asked the
Administrative Agent and the Lenders to forbear from exercising their rights and remedies arising from the Acknowledged Events of Default during the period (the "FORBEARANCE PERIOD") from the date hereof until and including the earlier of
(i) April 30, 2002 or, if the Receivables Program is extended beyond April 30, 2002 on the same terms as those upon which such program was extended as a condition precedent to the effectiveness of this Agreement, such later termination date of the Receivables Program, but in no event later than August 1, 2002 (the "NEW FORBEARANCE TERMINATION DATE") or (ii) the occurrence of a Forbearance Default (as defined below); and

                  WHEREAS, the Administrative Agent and the Lenders are, upon and subject to the terms and conditions specified in this Agreement, willing to forbear from exercising their rights and remedies arising from the Acknowledged Events of Default until the New Forbearance Termination Date in accordance with the terms hereof.

                  NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. ACKNOWLEDGEMENT OF LOANS AND SECURITY. The Credit Parties acknowledge and confirm that (a) the Borrower's obligation to repay the outstanding principal amount of the Loans and all accrued and unpaid interest in respect thereof and to reimburse the Issuing Bank for any drawing on a Letter of Credit, and each Guarantor's Guarantee of each such obligation, is unconditional and not subject to any offsets, defenses or counterclaims, (b) each Security Document is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in such Security Document), in each case fully perfected and prior and superior in right to any other person (assuming, in the case of the Pledge Agreement, that the Collateral Agent continues to hold the certificated Collateral pledged thereunder), subject to the Liens permitted by
Section 6.02 of the Credit Agreement, (c) the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Loan Documents and (d) by entering into this Agreement, the Administrative Agent and the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of any Credit Party thereunder except as specifically set forth herein.

Section 2. FORBEARANCE. Subject to the other terms and conditions of this Agreement, the Required Lenders hereby agree (such agreement, the "FORBEARANCE") until the New Forbearance Termination Date to forbear the exercise of rights and remedies otherwise available under the Credit Agreement and the other Loan Documents solely on account of an Acknowledged Event of Default; PROVIDED, that the Administrative Agent and the Lenders shall be free to exercise any or all of their rights and remedies arising on account of any Acknowledged Event of Default at any time after the occurrence of a Forbearance Default (as defined below).

Section 3. FORBEARANCE DEFAULT. Nothing set forth herein or contemplated hereby
(a) is intended to or shall be construed as a waiver of or acquiescence to any Acknowledged Event of Default, which shall continue in existence subject only to the terms of the Forbearance, or (b) shall constitute an agreement by the Administrative Agent or the Lenders to forbear the exercise of any of the rights and remedies available to the Administrative Agent and/or the Lenders under the Credit Agreement and the other Loan Documents (all of which rights and remedies are hereby expressly reserved by the Administrative Agent and the Lenders) upon and after the occurrence of a Forbearance Default. For purposes hereof, the term "FORBEARANCE DEFAULT" shall mean the existence of any or all of the following:
(a) any Event of Default under the Credit Agreement or any other Loan Document other than the


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Acknowledged Events of Default; (b) a breach by the Credit Parties of any term of this Agreement; (c) the Exchange Offer or the Plan provides or is modified to provide for treatment of the Administrative Agent or any Lender in a manner that is adverse to the treatment described in the Term Sheet; (d) the Plan provides, or is modified without the consent of the Required Lenders to provide, that either the holders of the Senior Unsecured Notes or the holders of the Capital Stock of Holdings, in each case as a class, will receive aggregate recoveries in excess of that contemplated by the Term Sheet, or the Exchange Offer or the Plan is modified in a manner which substantially decreases the likelihood that the Financial Restructuring will be consummated;
(e) unless the Borrower is proceeding with the Chapter 11 Case in a manner reasonably acceptable to the Administrative Agent, the date that the Exchange Offer is distributed to holders of Senior Unsecured Notes is later than April 1, 2002; (f) the Lock-Up, Support and Voting Agreement reasonably satisfactory to the Administrative Agent by and among Holdings, the Borrower and Danielson Holding Corporation ("DHC") and the Lock-Up, Support and Voting Agreement reasonably satisfactory to the Administration Agent by and among Holdings, the Borrower, certain holders of the Capital Stock of Holdings and certain holders of the Senior Unsecured Notes (collectively, the "LOCK-UPS") shall for any reason cease to be in full force and effect to bind (i) holders holding at least 66 2/3% of the outstanding aggregate principal amount of the Senior Unsecured Notes and (ii) at least a majority of the holders of such notes; (g) the Receivables Program is for any reason terminated, suspended or unwound; (h) unless the Borrower is proceeding with the Chapter 11 Case in a manner reasonably acceptable to the Administrative Agent, the Exchange Offer is withdrawn or modified from that described in the Term Sheet in a manner that is adverse to the interests of the Lenders, or is accepted by holders holding less than 95% of the outstanding aggregate principal amount of the Senior Unsecured Notes; (i) the recapitalization agreement by and among Holdings, the Borrower, DHC and certain holders of the Capital Stock of Holdings (the "RECAPITALIZATION AGREEMENT") pursuant to which DHC and/or one or more of its subsidiaries will acquire 100% of the issued and outstanding Capital Stock of Holdings or the Borrower is executed later than March 15, 2002; or (j) the Recapitalization Agreement is for any reason terminated. The Administrative Agent and the Lenders shall be free to exercise any or all of their rights and remedies arising on account of any Event of Default under the Credit Agreement or any other Loan Document upon the earlier of (x) the occurrence of a Forbearance Default and (y) the New Forbearance Termination Date. Notwithstanding any term to the contrary contained in this Agreement, the Credit Agreement or any other Loan Document, if any Senior Unsecured Debt is accelerated prior to its stated maturity or any principal or interest payments are made with respect to such Senior Unsecured Debt prior to the New Forbearance Termination Date, the Administrative Agent and the Lenders shall be free to exercise any or all of their rights and remedies under the Credit Agreement or any other Loan Document.

Section 4. LOAN DOCUMENTS UNCHANGED. This Agreement shall not modify or affect the Credit Parties' obligation to comply fully with any duty, term, condition or covenant contained in the Credit Agreement and the other Loan Documents or the rights and remedies of the Administrative Agent and the Lenders under the Loan Documents, except as expressly set forth herein. Except as modified hereby, all of the terms and provisions of the Loan Documents remain in full force and effect. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (a) constitute an extension, modification, or waiver of any aspect of the Loans, the Credit Agreement or any other Loan Document; (b) extend the terms of the Loans or the Credit Agreement or the due date of any of the obligations thereunder; (c) give rise to any obligation on the part the Administrative Agent or any Lender to extend, modify or waive any term or condition of the Loans, the Credit Agreement or any other Loan Document; or (d) give rise to any defenses or counterclaims to the Lenders' right to compel payment of the Loans or to otherwise enforce its or their rights and remedies under the Loan Agreement and the other Loan Documents. The Credit Parties hereby agree that nothing herein shall modify the obligations of the Credit Parties pursuant to the Loan Documents to pay principal, interest, fees and other amounts as and when the same are due thereunder.



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Section 5. CONDITIONS. This Agreement shall be effective as of the date first above written at such time as the following conditions shall have been satisfied (in form and substance reasonably acceptable to the Administrative Agent):

(a) Receipt by the Administrative Agent of a copy of this Agreement duly executed by each of the Credit Parties and the Required Lenders.

(b) Receipt by the Administrative Agent of evidence reasonably satisfactory to the Administrative Agent of the extension of the Receivables Program.

(c) Receipt by the Administrative Agent of evidence reasonably satisfactory to the Administrative Agent that holders holding not less than 66 2/3% of the outstanding aggregate principal amount of the Senior Unsecured Notes have executed the Lock-Ups.

(d) Payment by the Borrower of all reasonable fees and expenses of the Administrative Agent (including the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore and Morgan Lewis & Bockius LLP, special counsel to the Administrative Agent) for which invoices have been submitted, in connection with the preparation, execution and delivery of this Agreement, the administration of the Credit Agreement and the other Loan Documents and the protection of the rights and remedies of the Secured Parties thereunder.

Section 6. BORROWER FURTHER ASSURANCES. The Borrower hereby agrees to use its commercially reasonable efforts to consummate the Exchange Offer and, if the Exchange Offer is unsuccessful, to have the Disclosure Statement approved by the Bankruptcy Court, and thereafter to use its commercially reasonable efforts to obtain an order of the Bankruptcy Court confirming the Plan, in each case as expeditiously as commercially reasonable under the Bankruptcy Code and Bankruptcy Rules, and consistent in all material respects (including with respect to the treatment of claims and interests) with the terms and conditions of the Term Sheet.

Section 7. ACKNOWLEDGMENT. This Agreement is not and shall not be deemed to be a solicitation for approval of the Financial Restructuring or for consents to the Plan.

Section 8. REPRESENTATIONS AND WARRANTIES. (a) Each of the Credit Parties represents and warrants as follows:

(i) it has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(ii) this Agreement has been duly executed and delivered by such Credit Party and constitutes such Credit Party's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Agreement; and

(iv) as of the date hereof, except for the Acknowledged Events of Default, no Default or Event of Default has occurred and is continuing.


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(b)      Each of the Administrative Agent and each Lender represents and warrants as follows:

(i) it has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(ii) this Agreement has been duly executed and delivered by such Administrative Agent and Lender and constitutes such Administrative Agent's and such Lender's legal, valid and binding obligations, enforceable in accordance with its terms except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Administrative Agent and Lender of this Agreement.

Section 9. GUARANTORS. The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Loan Documents.

Section 10. ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT. This Agreement embodies the entire agreement between the parties hereto with respect to the Financial Restructuring and supersedes all prior agreements and understandings, oral or written, if any, relating thereto. This Agreement may not be modified, altered, amended or supplemented except by an agreement in writing signed by Holdings, the Company, the Guarantors and the Required Lenders. This Agreement shall be binding upon and inure to the benefit of the parties hereto (and, with respect to the Forbearance, by virtue of having been executed and delivered by the Required Lenders, all the Lenders) and their respective successors and assigns.

Section 11. NO RELEASE. This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation, or release of the Loans, the Credit Agreement or any other Loan Document, or, except as expressly provided herein, a waiver by the Administrative Agent or any Lender of any of its rights under such documents, or at law or in equity.

Section 12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

Section 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION). By its execution and delivery of this Agreement, each of the parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in any New York State court and any Federal court of


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the United States of America sitting in New York. By execution and delivery of this Agreement, each of the parties hereto hereby irrevocably accepts and submits itself to the nonexclusive jurisdiction of each such court, generally and unconditionally, with respect to any such action, suit or proceeding.

Section 14. SPECIFIC PERFORMANCE. It is understood and agreed by the parties that money damages would not be a sufficient remedy for any breach of this Agreement by any party and each non-breaching party shall be entitled to the sole and exclusive remedy of specific performance and injunctive or other equitable relief, including attorneys fees and costs, as a remedy of any such breach, and each party agrees to waive any requirement for the securing or posting of a bond in connection with such remedy.

Section 15. ASSIGNMENT. Except as set forth in Section 10, no rights or obligations of any party under this Agreement may be assigned or transferred to any other person or entity.

Section 16. CONSIDERATION. It is hereby acknowledged by the Borrower and the Administrative Agent and each of the Lenders that no consideration shall be due or paid to the Administrative Agent or any Lender for the Forbearance, other than the Borrower's agreement to use its best efforts to obtain approval of the Disclosure Statement and to confirm the Plan in accordance with the terms and conditions of this Agreement.

Section 17. NO THIRD PARTY BENEFICIARIES. This Agreement shall be solely for the benefit of the parties hereto, including their permitted assigns, and no other person or entity shall be a third party beneficiary hereof. Nothing in this Agreement, express or implied, shall give to any party or entity other than the parties any benefit or any legal or equitable right, remedy or claim under this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]





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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date and year first above written.

                                BORROWER:
                                --------

                                AMERICAN COMMERCIAL LINES LLC,
                                a Delaware limited liability company


                                By:
                                   ----------------------------------
                                   Name:
                                   Title:


                                HOLDINGS:
                                --------

                                AMERICAN COMMERCIAL LINES HOLDINGS LLC,
                                a Delaware limited liability company


                                By:
                                   ------------------------------------
                                   Name:
                                   Title:




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                      [SUBSIDIARY GUARANTOR SIGNATURE PAGE]


                                                   SUBSIDIARY GUARANTORS:
                                                   ---------------------

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                      [ADMINISTRATIVE AGENT SIGNATURE PAGE]


                                  ADMINISTRATIVE AGENT:
                                  --------------------

                                  JPMORGAN CHASE BANK, as Administrative Agent and as a Lender


                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:



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                [SIGNATURE PAGE TO THE FORBEARANCE AGREEMENT]





                         Name of Lender:
                                         --------------------------------------


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title: